    COMMON STOCK                                                 COMMON STOCK

    NNSY-                       (NANOSYS LOGO)

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                        CUSIP 63008W 10 9
IN CANTON, MA, JERSEY CITY, NJ
       OR NEW YORK, NY                       SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

IS THE OWNER OF

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                                  NANOSYS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

(CORPORATE SEAL)

Dated:

/s/ Michael O'Donnell                 /s/ Lawrence A. Bock
 Secretary                      Executive Chairman of the Board

COUNTERSIGNED AND REGISTERED
        EQUISERVE TRUST COMPANY, N.A.
                TRANSFER AGENT AND REGISTRAR

/s/ Stephen Cesso
AUTHORIZED SIGNATURE

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                                  NANOSYS, INC.
--------------------------------------------------------------------------------
      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM- as tenants in common


  TEN ENT- as tenants by the entireties


  JT TEN-  as joint tenants with right
           of survivorship and not as
           tenants in common


UNIF GIFT MIN ACT-_______________Custodian______________
                    (Cust)                   (Minor)

        under Uniform Gifts to Minors

        Act_____________________________________________
                        (State)

UNIF TRF MIN ACT- _______Custodian (until age___________)
                  (Cust)
        ________________________ under Uniform Transfers
                 (Minor)

        to Minors Act __________________________________
                                    (State)

    Additional abbreviations may also be used though not in the above list.

For Value received, _______________________________________________ hereby sell, assign and transfer unto________________________________________________________


 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

________________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________          X _____________________________________

                                         X _____________________________________
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME(S) AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR WITHOUT ALTERATION OR
                                                ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.

Signature(s) Guaranteed:

By___________________________________________
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN
  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.